Reinsurance	12 Months Ended
Dec. 31, 2011
Reinsurance [Abstract]
Reinsurance

14. REINSURANCE

The Company manages insurance risk through the following practices:· Sound product design and underwriting.

· Effective claims management.· Disciplined pricing.

· Distribution expertise.

· Broad diversification of risk by customer geography, industry, size and occupation.· Maintenance of a strong financial position.

· Maintenance of reinsurance and risk pool arrangements.

· Sufficient alignment of assets and liabilities to meet financial obligations.

In order to limit its losses from large claim exposures, the Company enters into reinsurance agreements with other insurance companies. The Company reviews its retention limits based on size and experience. The maximum retention limit per individual for group life and AD&D is $750,000. The Company's maximum retention limit per individual for group disability insurance is $15,000 of monthly benefit. The Company's maximum retention limit per individual for individual disability insurance is $6,000 of monthly benefit.

     Standard maintains a strategic marketing alliance with Ameritas Life Insurance Corp. ("Ameritas") that offers Standard's policyholders more flexible dental coverage options and access to Ameritas' nationwide preferred provider organization panel of dentists. As part of this alliance, Standard and Ameritas entered into a reinsurance agreement. In 2011, the agreement provided for 24.2% of the net dental premiums written by Standard and the risk associated with this premium to be ceded to Ameritas.

     Standard participates in a reinsurance and third-party administration arrangement with Northwestern Mutual Life Insurance Company ("Northwestern Mutual") under which Northwestern Mutual group long term and short term disability products are sold using Northwestern Mutual's agency distribution system. Generally, Standard assumes 60% of the risk and receives 60% of the premiums for the policies issued. If Standard were to become unable to meet its obligations, Northwestern Mutual would retain the reinsured liabilities. Therefore, in accordance with an agreement with Northwestern Mutual, Standard established a trust for the benefit of Northwestern Mutual with the market value of assets in the trust equal to Northwestern Mutual's reinsurance receivable from Standard. The market value of assets required to be maintained in the trust at December 31, 2011, was $230.6 million. Premiums assumed by Standard for the Northwestern Mutual business accounted for approximately 3.0% of the Company's total premiums for each of the three years 2011, 2010 and 2009. In addition to assuming risk, Standard provides product design, pricing, underwriting, legal support, claims management and other administrative services under the arrangement.

     In the fourth quarter of 2011, Standard entered into a Yearly Renewable Term ("YRT") reinsurance agreement, with Canada Life Assurance Company to cede a share of the Company's group life insurance risk in order to reduce its losses and provide relief in the event of a catastrophe.

     The Company also maintains reinsurance coverage for certain catastrophe losses related to group life and AD&D with partial coverage of nuclear, biological and chemical acts of terrorism. Through a combination of this agreement and its participation in a catastrophe reinsurance pool discussed below, the Company has coverage of up to $480.6 million per event.

The Company is part of a catastrophe reinsurance pool with other insurance companies. This pool spreads catastrophe losses from group life and AD&D over 23 participating members. The annual fee paid by the Company in 2011 to participate in the pool was less than $30,000. As a member of the pool, the Company is exposed to maximum potential losses experienced by other participating members of up to $111.0 million for a single event for losses submitted by a single company and a maximum of $277.9 million for a single event for losses submitted by multiple companies. The Company's percentage share of losses experienced by pool members will change over time as it is a function of the Company's group life and AD&D in force relative to the total group life and AD&D in force for all pool participants. The reinsurance pool does not exclude war or nuclear, biological and chemical acts of terrorism.

     The Terrorism Risk Insurance Act of 2002 ("TRIA"), which has been extended through 2014, provides for federal government assistance to property and casualty insurers in the event of material losses due to terrorist acts on behalf of a foreign person or foreign interest. Due to the concentration of risk present in group life insurance and the fact that group life insurance is not covered under TRIA, an occurrence of a significant catastrophe or a change in the on-going nature and availability of reinsurance and catastrophe reinsurance could have a material adverse effect on the Company.

The following table sets forth reinsurance information:

(Dollars in millions)	Gross Amount	Ceded to Other Companies	Assumed From Other Companies		Percentage of Amount Assumed to Net

				Net Amount
2011:
Life insurance in force	$350,623.1	$55,126.0	$71.7	$295,568.8	-- %
Premiums:
Life insurance and annuities	$942.3	$52.2	$--	$890.1	--
Accident and health insurance	1,241.8	76.1	97.5	1,263.2	7.7
Total premiums	$2,184.1	$128.3	$97.5	$2,153.3	4.5
2010:
Life insurance in force	$333,211.1	$6,301.3	$84.8	$326,994.6	-- %
Premiums:
Life insurance and annuities	$920.9	$54.1	$0.1	$866.9	--
Accident and health insurance	1,198.4	72.9	105.3	1,230.8	8.6
Total premiums	$2,119.3	$127.0	$105.4	$2,097.7	5.0
2009:
Life insurance in force	$305,500.1	$6,012.6	$91.1	$299,578.6	-- %
Premiums:
Life insurance and annuities	$900.5	$56.3	$0.1	$844.3	--
Accident and health insurance	1,196.4	47.9	109.1	1,257.6	8.7

Total premiums	$2,096.9	$104.2	$109.2	$2,101.9	5.2

     Recoveries recognized under reinsurance agreements were $75.9 million, $71.9 million and $75.2 million for 2011, 2010 and 2009, respectively. Amounts recoverable from reinsurers were $949.3 million and $938.3 million at December 31, 2011 and 2010, respectively. Of these amounts, $788.1 million and $786.6 million for 2011 and 2010, respectively, were from the reinsurance transaction with Protective Life Insurance Company ("Protective Life") effective January 1, 2001. See "Note 15—Reinsurance of Blocks of Business."